Exhibit 10.40


                             CO-MARKETING AGREEMENT

This Agreement is made as of this 1st day of September 1999 ("Effective Date"), by and between Educational Video Conferencing, Inc., a Delaware corporation, having offices at 35 East Grassy Sprain Road, Yonkers, New York ("EVC"), and Bell Atlantic Network Services Inc., a Delaware corporation, having offices at 1320 North Court House Road, Arlington, Virginia 22201 ("Bell Atlantic").

WHEREAS, EVC offers educational video conferencing services;

WHEREAS, EVC desires (i) to pay Bell Atlantic a sales commission to sell EVC's products, and (ii) to pay Bell Atlantic a referral fee for sales referred to EVC by Bell Atlantic,

NOW, THEREFORE, in consideration of the mutual covenants herein the parties agree as follows:

1.    Definitions

A.    "Add-On  Sale"  means  the  provision  of  additional  Services,   for  an
additional fee, to an End User, who is already party to a Sale or EVC Sale.

B. "Affiliate" means an entity that owns, directly or indirectly, greater than fifty percent (50%) voting interest in a party ("Parent"), or any entity in which a party or its Parent owns, directly or indirectly, at least twenty-five percent (25%) voting interest.

C. "Bell Atlantic Region" means any and all of the areas in which Bell Atlantic or any Affiliate provides local telephone service.

D. "CPE" means any and all of the equipment listed on Schedule 4, and any associated software or installation services.

E. "Direct Sale" means a sale of the Services in which a Bell Atlantic salesperson or sales agent actively participates in negotiating and closing the sale with the assistance of EVC during the first twelve months of this Agreeement.

F. "End-User" means a person or entity that purchases the Service pursuant to a Direct Sale, Referral, Add-On Sale or EVC Sale.

G. "End User Contract" means an agreement signed between EVC and an End User for the Service.

H. "EVC Sale" means EVC's provision of the Service to and End User where such sale was stimulated by a co-marketing or advertising funded in whole or in part by Bell Atlantic and does not qualify as a Sale.

I. "Monthly Service Revenue" means, with respect to each Sale, Add-On Sale and EVC Sale, the total fees collected from End Users for the Service during a calendar month, excluding amounts attributable to any taxes and inter-LATA transport.



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

J. "Referral" means a written notice from Bell Atlantic to EVC identifying a prospective End User.

K. "Sale" means EVC's provision of the Service to an End User resulting from a Direct Sale or Referral; provided that a Sale shall not include EVC's provision of the Service to any of the entities listed on Schedule 3.

L.    "Service" means the educational  video  conferencing  service described in
Schedule 1 and any modifications thereto during the term.

2.    Term and Termination

A. This Agreement shall become effective as of the Effective Date and shall continue in effect for three (3) years thereafter, unless earlier terminated as provided herein. The term will automatically extend an additional year (to a total of four (4) years) unless either party notifies the other of its intent not to extend the Agreement within ninety days prior to the end of the first year; and the term will extend another year (to a total of five (5) years) unless either party notifies the other of its intent not to extend the Agreement within ninety (90) days prior to the end of the second year.

B. Either party may earlier terminate this Agreement for a material breach by the other party that is not cured by the other party using its best efforts within a commercially reasonable time period, not to exceed sixty (60) days from receipt of written notice of the breach. Such notice shall specifically identify any and all breaches.

C. Bell Atlantic may terminate this Agreement immediately in the event EVC is subject to a change in control, by merger, acquisition, consolidation or otherwise whereby EVC becomes owned or affiliated with a competitor of Bell Atlantic or any Bell Atlantic Affiliate.

D. EVC acknowledges that Dr. Arol Buntzman and Dr. John McGrath are key employees of EVC and their continued employment by EVC is a material inducement for Bell Atlantic in entering into this Agreement. EVC will provide Bell
Atlantic with at least six (6) months notice prior to either one of these individuals leaving the employment of EVC (other than separation due to disability and death) and will provide Bell Atlantic with a succession plan.

E. All obligations of the parties incurred prior to the effective date of termination or expiration of this Agreement shall survive such termination or expiration.

3.    Sales By Affiliates

Any Bell Atlantic Affiliate may also make Direct Sales and Referrals under this Agreement, and such Direct Sales and Referrals shall be deemed to have been made by Bell Atlantic.


                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

4.    Marketing

A.    Direct  Sales and  Referrals.  Bell  Atlantic  may make  Direct  Sales and
      ----------------------------
Referrals. Bell Atlantic shall assign sales support personnel, who have completed training courses described below, to work with other Bell Atlantic sales personnel and End Users to determine and evaluate End User requirements for the Service.

B.    Promotion.  Bell  Atlantic may  distribute  EVC's  promotional  literature
      ---------
relating to the Service (EVC master  documents to be supplied  without charge by
EVC). EVC shall be responsible for ensuring that such literature complies with all applicable laws, rules and regulations. Bell Atlantic shall bear all costs associated with its duplication and distribution of EVC literature. Bell Atlantic shall not make changes to the literature without the prior consent of EVC, which shall not be unreasonably withheld. Bell Atlantic may also develop its own promotional literature relating to the Service at its own expense subject to EVC's consent, not to be unreasonably withheld. EVC hereby grants to Bell Atlantic and its Affiliates a non-exclusive and non-transferable right and license, without the right to grant sublicenses to any party, to use EVC's trademarks during the term of this Agreement in connection with the promotion and advertising of the Services and the solicitation of orders for the Services in the Bell Atlantic Region provided that the EVC trademarks shall be used by Bell Atlantic in accordance with EVC's standards, specifications and instructions. Bell Atlantic shall acquire no right, title or interest in the EVC trademarks other than the foregoing limited license, and Bell Atlantic shall not use any EVC trademarks, or words, phrases or symbols confusingly similar to any EVC trademarks, as part of Bell Atlantic's corporate or tradename without the prior written consent of EVC.

C.    EVC  Advertising.  EVC will provide Bell Atlantic with the  opportunity to
      ----------------
market Bell Atlantic products and services using EVC's marketing and advertising that promote the Services. The parties will share the costs of such co-marketing on a case-by-case basis, and in such event will share costs only to the extent specifically agreed to in a writing signed by authorized representatives of each party.

D.    Demonstrations.  Bell Atlantic may  demonstrate the Service to prospective
      --------------
End Users.  EVC shall provide  support for such  demonstrations  as set forth in
Section 5.

E.    Billing. EVC shall bill and collect for the Services, and shall remit fees
      -------
owed to Bell Atlantic pursuant to Section 6; provided, however, that Bell Atlantic will bill and collect for the Services from End Users to the extent Bell Atlantic and EVC execute a billing and collection therefor.

5.    EVC Support

A.    Areas for  Support.  EVC shall  provide the Services  throughout  the Bell
      ------------------
Atlantic Region.

B.    Sales.
      -----
      (i) EVC shall use its best efforts to close Sales, Add-On Sales and EVC Sales.

      (ii) EVC will provide notice of its acceptance or rejection of a Referral within ten (10) days of receipt of the Referral. EVC may reject a Referral only if it specifically marketed (i.e., by direct customer contact with a concrete proposal, and not through general marketing



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

or advertising) the Service to the End User being referred within the three (3) months immediately preceding the date of the Referral.

      (iii) EVC shall execute an End User Contract for each Direct Sale, accepted Referral and EVC Sale, and shall provide the Service pursuant to such End User Contract, except in cases where: EVC cannot provide the Service solely due to a bona fide technical incompatibility and, as a result, EVC does not at that point or within twelve (12) months thereafter, provide the Service directly or indirectly to such End User.

       (iv) Bell Atlantic will notify EVC when it intends to pursue a Direct Sale. EVC will participate in the negotiation and will attempt to close each Direct Sale opportunity.

C.    Add-On  Sales.  Add-On Sales shall be qualified and accepted by EVC in the
      -------------
same manner in which Sales are processed.

D.    Ancillary  Services.  EVC shall at no additional charge refer all End User
      -------------------
requests for the purchase and/or installation of CPE, and for the purchase of telecommunications services that Bell Atlantic or an Affiliate is allowed to offer by law, exclusively to Bell Atlantic or an Affiliate that Bell Atlantic may from time to time designate. Alternatively, to the extent EVC decides to sell CPE or telecommunications services directly to End Users, it will purchase such CPE and telecommunications services exclusively from Bell Atlantic or an Affiliate that Bell Atlantic may designate. Bell Atlantic shall offer such CPE and telecommunications services at competitive rates.

E.    Support.  EVC shall,  without charge to Bell Atlantic,  provide reasonable
      -------
amounts of technical and sales support to Bell Atlantic in connection with Bell Atlantic's performance of this Agreement. This support shall be related to the Service, and not the telecommunications services or CPE provided by Bell Atlantic or third parties. Reasonable technical support shall include, but shall not be limited to, the following: (i) providing a toll free number for use by authorized Bell Atlantic personnel to call EVC for information relating to End User requirements for the Service; (ii) responding by telephone within three (3) business days to Bell Atlantic inquiries concerning End User requirements for the Service; and (iii) providing Bell Atlantic with names and telephone numbers of authorized personnel who can respond to inquiries about the Service and End User requirements outside of normal business hours.

F.    Defective  Service  Complaints.  EVC  shall  immediately  report  to  Bell
      ------------------------------
Atlantic any known problems with the Service that might impact any EVC Sale, Sale or Add-On Sale.

G.    Promotion and  Demonstration of Service.  EVC shall provide  customary and
      ---------------------------------------
standard demonstration facilities for the Service and related and support sufficient to allow Bell Atlantic to demonstrate the Service, at convenient locations, to prospective End Users.

H.    Help Desk. After the Service is installed,  the End User shall be provided
      ---------
with two (2) contact telephone numbers, one for Bell Atlantic to handle all issues related to Bell Atlantic provided network transport, hardware or communication devices at the End User location and one for EVC to handle all Service related issues. Each call shall be entered into a log book which will track the issues addressed, (i.e., network or Service issue). If either party receives a call for the other, it will immediately refer such call to the other party. The parties shall review the logs three (3) months after the Effective Date and semi-annually thereafter to determine if



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

either party is receiving calls not relating to its areas of responsibilities. If such is the case, the parties shall work together to resolve the problem.


I.    Training of Bell Atlantic  Personnel.  EVC shall,  within  forty-five (45)
      ------------------------------------
days from the Effective Date and without charge to Bell Atlantic, provide sales, technical and installation training sessions (similar to that provided to EVC's own sales force) to Bell Atlantic marketing and technical personnel who shall then train other Bell Atlantic personnel as necessary, including Bell Atlantic sales personnel. These sessions shall be provided at selected Bell Atlantic locations, on dates and in a manner mutually convenient to the parties, and shall consist of, but not be limited to, an overview of the Service, its applications, configuration criteria, system design, installation procedures and the information needed to qualify prospective End Users to purchase the Service. Follow-up sessions shall be provided from time to time at dates agreed to by the parties. Bell Atlantic shall have the right to reproduce material and documentation utilized in these sessions without limit, provided said material and documentation is utilized internally only.

J.    End User Training.  EVC will offer to End Users under a separate contract,
      -----------------
in a timely manner and at prevailing charges, End User training in sufficient detail, beyond introductory training, to fully familiarize the End User with all capabilities of the Service. At the End User's option, such training classes may be held at End User's location or at an EVC designated location.

6.    Compensation

A.    Calculation of Referral Fees. EVC shall pay Bell Atlantic the compensation
      ----------------------------
set forth in Schedule 2 for all Sales, Add-On Sales and EVC Sales. Bell Atlantic's right to compensation for Sales, Add-On Sales and EVC Sales made prior to termination or expiration of this Agreement shall survive such termination or expiration and shall remain payable until the expiration of the End User Contract for each End User; provided, however, that EVC shall not terminate prematurely or re-negotiate such contracts with the intent to deny Bell Atlantic compensation.

B.    Payment of Compensation and Reports.  EVC shall provide to Bell Atlantic a
      -----------------------------------
listing of all End User contracts by the fifteenth (15th) day of each month following the end of each calendar quarter during the time period in which EVC is obligated to pay Bell Atlantic compensation. This listing shall include the status of Direct Sales, Referrals and EVC Sales made during the previous quarter as well as the status of previous Direct Sales, Referrals and EVC Sales (e.g., opportunity, Referral pending, Referral rejected, Referral added, or terminated), End-User name and address, acceptance date and contract price and term. EVC shall pay Bell Atlantic compensation on the fifteenth (15th) day of the month following the end of a calendar quarter based on the amount collected from End Users in the preceding quarter. Payments shall be mailed by first-class U.S. mail, postage prepaid, to an address specified from time to time in writing by Bell Atlantic, or electronically transferred if agreed to by both parties. EVC shall provide with such payment a statement (either as part of the report referenced above or separately) itemizing the basis for the payment.

C.    Late Payment.  Failure by EVC to remit payments within the prescribed time
      ------------
limits may in Bell Atlantic's sole discretion result in a late charge equal to the lower of one and one-half



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

percent (1.5%) per month or the highest amount permitted by law for any fees not paid within thirty (30) days of the applicable due date.

7.    Indemnities

A.    Intellectual Property. Except as specifically provided herein, no licenses
      ---------------------
to any patents, copyrights, trademarks, trade secrets or any other intellectual property, express or implied, are granted to either party under this Agreement.

B.    Service  Related  Liability.  EVC shall indemnify and defend Bell Atlantic
      ---------------------------
and its Affiliates from any liabilities, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorney's fees on account thereof) that may be made by any third party against Bell Atlantic or any Affiliate relating to the Service, including, without limitation, defects, breach of warranties, infringement of intellectual property rights, or loss of data.

C.    Other  Liability.  With respect to matters of liability not covered above,
      ----------------
Bell Atlantic and EVC each agree to indemnify and defend the other party from any liabilities, lawsuits, penalties, claims or demands (including the costs, expense and reasonable attorney's fees on account thereof) that may be made by any third party arising from the other party's negligent or intentionally wrongful acts or omissions or violations of law or those of persons furnished by that party, its agents or subcontractors.

D.    Defense and Settlement. A party seeking indemnification under this Section
      ----------------------
7 shall promptly notify the other in writing of the claim for which indemnification is claimed, and shall give the other party sole control of the defense and settlement of such claim. The indemnified party shall provide reasonable cooperation in such defense and settlement.

8.    Representations And Warranties

A.    Authority.  Each party warrants to the other that it is duly authorized to
      ---------
execute perform this Agreement according to its terms, and that such execution and performance is not in violation of any laws, rules or regulations applicable to that party. Each party further warrants that its performance of this Agreement shall at all times be consistent, and shall not violate, any laws, rules or regulations applicable to such party.

B.    Provision of Service.  EVC warrants that during the term the Service shall
      --------------------
conform to the requirements set forth in Schedule 1. Without limiting the foregoing, EVC shall use commercially reasonable efforts to ensure the Service is of high quality and is competitively priced.

C.    Disclaimer  of Certain  Warranties  by Bell  Atlantic.  BELL ATLANTIC WILL
      -----------------------------------------------------
PROVIDE DIRECT SALES AND REFERRALS ON AN AS IS BASIS, AND DISCLAIMS ALL WARRANTIES IN CONNECTION WITH SUCH DIRECT SALES AND REFERRALS, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY,
FITNESS FOR PARTICULAR PURPOSE, ACCURACY, COMPLETENESS OR OTHERWISE. BELL ATLANTIC DOES NOT AND WILL NOT OFFER ANY WARRANTY OF ANY KIND TO AN END USER OR OTHER PERSON OR ENTITY FOR THE SERVICE. ANY WARRANTY OBLIGATION SET FORTH IN AN END USER'S AGREEMENT WITH EVC WITH REGARD TO THE SERVICE SHALL BE UNDERTAKEN



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

SOLELY BY EVC, AND EVC'S AGREEMENT WITH END USERS SHALL PROVIDE THAT THE WARRANTIES COME ONLY FROM EVC. BELL ATLANTIC MAKES NO REPRESENTATIONS OR WARRANTIES TO EVC'S END USERS WITH REGARD TO THE PERFORMANCE OF THE SERVICE OR ITS CONFORMANCE WITH APPLICABLE SPECIFICATIONS OR DOCUMENTATION. ALL BELL ATLANTIC WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS, OR IMPLIED, INCLUDING,
WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTY OF MERCHANTABILITY OR FITNESS AS TO A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

9.    Limitation of Liability

Except for claims for which a party has indemnified the other and for payments due or to become due: (i) neither party shall be liable to the other for any consequential, indirect or special damages in any contract, tort or other action relating to this Agreement; and (ii) a party's liability to the other in any such action for damages not excluded under subsection (i) shall be capped at an amount equal to two hundred thousand dollars ($200,000).

10.   Notices

Any notice, report, or other communications under this Agreement shall be sufficient if sent to a party by United States certified mail, return receipt requested, postage prepaid, addressed as set forth below. Notices shall be effective on receipt. The names and addresses set forth in this paragraph may be changed at any time by notice sent in accordance with this paragraph.

To EVC:

Dr. John McGrath
President
Educational Video Conferencing, Inc.
35 Grassy Sprain Road
Yonkers, NY  10710

Except that all Direct Sale and Referral forms shall be sent to the EVC contact identified thereon.

To Bell Atlantic:

Director, Market Management
Bell Atlantic Network Services, Inc.
1095 Avenue of the Americas
New York, NY  10036

With a copy to:

Counsel, Business Marketing
Bell Atlantic Network Services, Inc.
1320 North Court House Road
8th Floor




                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

Arlington, VA  22201

11.   Other Terms

A.    Choice of Law. The  construction,  interpretation,  and performance of the
      -------------
Agreement shall be governed by and construed in accordance with the domestic laws of the state of New York.

B.    Publicity.  Neither party shall  disclose  this  Agreement or its contents
      ---------
(except as required by law), or issue any press release, advertising, or other promotional material which uses the other party's name or marks, including, but not limited to either party's name or logo, to any third party without the prior written consent of the other party. Before a party discloses the Agreement or its contents under requirement of law, it shall provide notice to the other party so that the other party may seek reasonable protective arrangements.

C.    Severability.  If any  provision  of this  Agreement  is held  invalid  or
      ------------
unenforceable by courts, regulatory agencies, or other governmental bodies of competent jurisdiction, such holding shall not invalidate or render unenforceable the entire Agreement. In the event of such holding, the entire Agreement shall be construed to the extent possible as if not containing the particular invalid or unenforceable provision, and the rights, remedies, and obligations of the parties shall be construed and enforced accordingly.

D.    Cumulative  Rights.  Except as otherwise set forth herein,  the rights and
      ------------------
remedies of the parties set forth herein are in addition to, and not in substitution of, any right or remedy available to the parties at law or in equity.

E.    Nonexclusive  Market Rights. This Agreement does not grant either party an
      ---------------------------
exclusive privilege to market with the other or any Affiliate any or all of the Services listed herein and shall not be deemed to prevent either party or any Affiliate from marketing, promoting, selling, or endorsing services that are the same or similar to the Service.

F.    Most  Favored  Treatment.  Notwithstanding  any other  provisions  of this
      ------------------------
Agreement, the prices offered by EVC to End Users shall be comparable to those offered by EVC, either directly or indirectly, to other customers of the Service who are located in the Bell Atlantic Region.

G.    Subcontracting.  Any subcontract for any portion of any work or obligation
      --------------
resulting from, or in conjunction with, this Agreement by EVC must have the prior written approval of Bell Atlantic.

H.    Records and Audit. EVC shall maintain complete and accurate records of all
      -----------------
amounts due and of payments made to Bell Atlantic hereunder in accordance with generally accepted accounting practices. EVC shall retain all such records for a period of three (3) years from the date of expiration or termination of this Agreement. Bell Atlantic shall have the right, through its representatives, and at its own expense, to make an examination and audit during normal business hours, of EVC's records and accounts as may, under recognized accounting practices, contain information bearing upon the amount of fees payable under this Agreement. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit,




                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

nor the right to receive such adjustment, shall be affected by any statement to the contrary, appearing on checks or otherwise, unless such statement appears in a letter, executed by the party having such right and addressed and delivered to the other party, expressly waiving such right.

I.    Force Majeure. Neither party shall be responsible for any delay or failure
      -------------
in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, lightning, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, acts or omissions of carriers, or other similar causes beyond its control ("Condition"). If any such Condition occurs, the party delayed or unable to perform shall give notice to the other party as soon as possible.

J.    Compliance  With Laws,  Ordinances,  Regulations  And Codes.  Both parties
      -----------------------------------------------------------
shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, approvals, and inspections in performance hereunder

K.    Special  Recognition.  Both parties expressly recognize that each party is
      --------------------
both a seller and reseller of services and products and that nothing agreed to herein is intended to limit, prohibit or restrict either party's merchandising activities in any way except as specified herein. EVC recognizes that Bell Atlantic is affiliated with communications common carriers licensed by the Federal Communications Commission. This Agreement may be subject to such changes or modifications as any such regulatory body may from time to time direct in the exercise of its jurisdiction. In the event of a substantial change or deviation from the state of facts or the degree of regulation from that existing at the time of the execution of this Agreement which materially alters the obligations of either party under this Agreement, the affected party shall have the option to terminate any and all future obligations contemplated under this Agreement. With respect to state and federal regulatory matters, affecting a party, that party's determination shall be definitive and conclusive unless a competent regulatory body issues a contrary determination based upon the facts at issue.

L.    Assignment.  Any assignment or delegation, in whole or in part, of work to
      ----------
be performed or of any other interest, right or obligation hereunder without written consent, except an assignment confined solely to monies due or to become due, and/or unless otherwise provided herein, shall be void. It is expressly agreed that any assignment of monies shall be void to the extent that it attempts to impose upon the party obligations to the assignee in addition to the payment of such monies, or to preclude the appropriate party from dealing solely and directly with the other party in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due. Neither party may assign this Agreement without the written consent of the other party. Notwithstanding the foregoing, each party shall have the absolute right to assign this Agreement, in whole or in part, to any Affiliate.

M.    Independent  Contractor  Status.  This Agreement  shall not constitute the
      -------------------------------
creation of a legal representative or agency relationship between the parties, nor shall either party have the right or authority to assume, create, or incur any liability or obligation of any kind, expressed or implied, against, or in the name of, or in the behalf of the other party. Nothing contained in the Agreement shall be deemed or construed as creating a joint venture or partnership between the parties. Neither party shall have the power to control the activities and operations of any other party and their status is, and at all times shall continue to be, that of independent contractors. Each party shall pay all wages, salaries and other amounts due its employees,



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

and shall be responsible for all obligations respecting them relating to FICA, income tax withholdings, unemployment compensation and other similar responsibilities. In the event a party's independent status is denied or changed and that party's employees are declared to be the other's employees with respect to work performed for it, to the extent permitted by law, the employing party agrees to pay the other all taxes and costs, including reasonable attorneys' fees, as set forth above, which the other party may incur as a result of such change in status. Moreover, solely for purposes of complying with the Immigration Reform and Control Act of 1986 and its regulations (IRCA), each party warrants and agrees to the other party that, to the best of its ability, it shall (i) not assign any individual to perform work hereunder who is an unauthorized alien under IRCA and (ii) immediately remove any such alien discovered to be unauthorized from such work and replace him/her with one who is not an unauthorized alien.

N.    Publicity. Announcements regarding the series of transactions contemplated
      ---------
herein shall be made only with the prior written consent of the parties hereto, which consent shall not be unreasonably withheld. The parties shall maintain the confidentiality of this Agreement and its terms.

O.    Confidentiality.  A  party  may  mark  as  "confidential"  information  it
      ---------------
discloses to the other in performing this Agreement that it desires to protect against unrestricted disclosure or use. For a period of three (3) years from the date of disclosure, or, in the case of information pertaining to a specific End User Contract, until the termination of such Contract, the receiving party shall not disclose information so marked to third parties, other than its consultants or attorneys with a need to know. The obligations herein shall not apply to information, whether designated as confidential: (i) which is made public by the disclosing party or which generally becomes available to the public other than through a disclosure by the receiving party or its officers, employees, consultants or representatives; (ii) which is already in the possession of the receiving party and not subject to an existing obligation of confidence between the parties; (iii) which is received on a nonconfidential basis from a third party having authority to disclose such information without restriction; (iv) which is independently developed by the receiving party as evidenced by its records; or (v) which is required to be disclosed by law.

P.    Sale of EVC. If EVC decides to offer itself for sale, it will provide Bell
      -----------
Atlantic with notice thereof and will give Bell Atlantic the exclusive opportunity to negotiate to purchase EVC for a period of forty-five (45) days, provided that Bell Atlantic responds to such notice within ten (10) days thereafter indicating its intent to pursue such negotiations. If the parties are not able to reach agreement during that time period, EVC may thereafter seek other purchasers. This subsection (P) shall not obligate Bell Atlantic to negotiate to purchase or to purchase EVC.

Q.    Telecommunications Services Purchase. On EVC's request, Bell Atlantic will
      ------------------------------------
negotiate with EVC an appropriate and mutually acceptable agreement or agreements for the sale by Bell Atlantic to EVC of intraLATA telecommunications services at volume and/or term discounts similar to those offered by Bell Atlantic to customers who are similarly situated to EVC.

R.    Entire Agreement. This Agreement and the attached Schedules constitute the
      ----------------
entire  agreement  between  the  parties  on the  subject  matter  hereof,  and, supersede all prior and contemporaneous agreements, understandings, and representations on the subject matter hereof. This Agreement and the Schedules may not be modified or waived except by written agreement signed by both parties.




                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

IN WITNESS WHEREOF, duly authorized representatives of each party have caused this Agreement to be executed as of the day and year first above written

EDUCATIONAL VIDEO                  BELL ATLANTIC NETWORK
CONFERENCING, INC.                 SERVICES, INC.


/s/ Dr. John J. McGrath            /s/ William Talbot
-----------------------            --------------------------
(signature)                        (signature)


Dr. John J. McGrath                William Talbot
-----------------------            --------------------------
(printed name)                     (printed name)



President                          Director-Market Management
-----------------------            --------------------------
(title)                            (title)


September 1, 1999                  September 1, 1999
-----------------------            --------------------------
(date)                             (date)





                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

                                                                      Schedule 1

                             DESCRIPTION OF SERVICE
                             ----------------------

The term "Service" includes any and all educational video conferencing services as described in EVC's then-current catalogue or developed on a customized basis. Generally, these services allow two-way interactive video conferencing that make it possible for users at remote locations to see, hear, and interact "live and in real time" with an instructor and other students taking the same course. The participating students "attend class" at work, at community outreach centers, at home, or at school, in conveniently located video-enabled rooms or via a desktop or personal computer that has been specially equipped by EVC with an interactive video conferencing system. EVC's offerings include undergraduate degree programs, graduate programs, certificate programs, professional seminars, training programs, language courses, and other programs, including SAT review courses.





                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

                                                                      Schedule 2

                               COMMISSION SCHEDULE


The fees due Bell Atlantic will be based on the aggregate quarterly revenue collected by EVC for Sales, Add-On Sales and EVC Sales, less only deductions for taxes and revenue attributable to any interLATA services ("Quarterly Revenue"), as follows:



Quarterly Revenue    Direct Sales*  Referrals  Add-On Sales    EVC Sales**
-----------------    -------------  ---------  ------------    ------------

Less than $1.25 M        [*]%           [*]%        [*]%           [*]%
$1.25-1.8749 M           [*]%           [*]%        [*]%           [*]%
$1.875-2.49 M            [*]%           [*]%        [*]%           [*]%
Over 2.5 M               [*]%           [*]%        [*]%           [*]%




Notes:
------

* These amounts are payable only during the first year of each End User Contract; for the remaining years of an End User Contract, the compensation will be [*]%.

**    No compensation or reports shall be provided for EVC Sales.




                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement

[*] Confidential Portions

                                                                      Schedule 3

                               EXCLUDED CUSTOMERS
                               ------------------

1199 Hospital Workers Union                  Home Depot
ABB                                          IXC Communications
Aetna Insurance                              Lehman Brothers
Albert Einstein Hospital                     Lockheed Martin
Ameren                                       Long Island University
American International Group                 Loral Space & Communications
AT&T                                         Maimonides Hospital
Automated Data Processing                    Manhattan Eye & Ear Hospital
Bellagio Hotel & Resort                      Marsh & McLennan
Beth Israel/Roosevelt/St. Luke's Hospital    Merrill Lynch
Blythdale Children's Hospital                Methodist Hospital
BMG Entertainment                            MONY
Brinks                                       Montefiore Hospital
Business Week                                Mt. Sinai Hospital
Caterpillar                                  NASD/NASDAQ
Citibank, NA                                 New Ame Zion Church
Columbia Presbyterian Hospital               New York Methodist Hospital
Community Church of Nazarene                 New York City Community School
                                               District #10
Consortium for Workers Education             New York State Nursing Association
Dale Carnegie                                NYU Medical Center
DOCS Clinics                                 Reliance National
Equitable                                    Rochester City School District
Evangelical Crusade                          Sony Music Entertainment
First Church of God                          Time, Inc.
General Reinsurance                          Travelers
Hackensack Hospital                          Zurich



                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.

                                                                      Schedule 4

                                       CPE
                                       ---

Any and all PictureTel, Zydacron, Intel, VTEL or FVC.COM (First Virtual) video conferencing systems that support H.320, H.323, IP or ATM MPEG2 protocols at bandwidths ranging from 384 Kbps to 45 Mbps.



















                                     NOTICE
          Not for use or disclosure outside the Bell Atlantic Companies except under written agreement.